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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) August 3, 1999
                                                          --------------

                            WEST ESSEX BANCORP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

      United States                 0-29770                   22-3597632
      -------------                 -------                   ----------
(State or other Jurisdiction of   (Commission               (IRS Employer
incorporation or organization)    File Number)              Identification No.)

      417 Bloomfield Avenue, Caldwell, New Jersey             07006
      -------------------------------------------             -----
        (Address of principal executive offices)            (Zip Code)

                                 (973) 226-7911
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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Item 5.  Other Events.
         -------------

      On August 3, 1999, West Essex Bancorp, Inc., issued a press release which announced that it had received regulatory clearance to repurchase up to 15% of West Essex's outstanding shares held by shareholders other than West Essex Bancorp, M.H.C.

      A press release announcing the stock repurchase is attached as Exhibit
99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated August 3, 1999


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 4, 1999                 By: /s/ Leopold W. Montanaro
                                           -------------------------------------
                                           Leopold W. Montanaro
                                           President and Chief Executive Officer



Dated: August 4, 1999                   By: /s/ Dennis A. Petrello
                                            ------------------------------------
                                            Dennis A. Petrello
                                            Executive Vice President and
                                              Chief Financial Officer









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